 Indexperts Gorilla Aggressive Growth ETF
(Ticker: RILA)

SUMMARY PROSPECTUS
January 2, 2025
Before you invest, you may want to review the Indexperts Gorilla Aggressive Growth ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at https://etfpages.com/RILA.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective
The Indexperts Gorilla Aggressive Growth ETF (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”).  Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.  These costs are not included in the fee table or expense example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1. Estimated for the current fiscal year.
Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$51	$160
Portfolio Turnover.  The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Principal Investment Strategies
As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index.   Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in common stocks of companies that the Advisor believes have the potential for growth. These securities may be of any market capitalization.
The Fund will generally invest in a group of domestic equity securities selected from a blend of the components of the Indexperts All Cap Quality Growth 150 Index and the Indexperts Large Cap Quality Growth Index, but the Advisor will adjust the sector allocation, style exposure, or specific securities based on market conditions in its discretion based on the factors described below.  For example, the Advisor may decide, that the target allocation between the two indices should be adjusted, or a specific stock in one or both indices carries risks not captured by the security selection methodology of the indices (e.g., M&A risk) and exclude it from the portfolio, or that an entire industry should be excluded based on factors that have broad ranging impact such as regulatory, tax or technological changes.

The Indexperts All Cap Quality Growth 150 Index and Indexperts Large Cap Quality Growth Index are proprietary indices. The Fund will generally seek to have 65% of the Fund’s portfolio match the components of the Indexperts All Cap Quality Growth 150 Index and 35% of the Fund’s portfolio match the components of the Indexperts Large Cap Quality Growth Index. Target allocations may be adjusted by the Advisor based on its judgment and analysis of both broad market conditions and individual securities. This analysis considers: Federal Reserve interest rate policy; analysis of trading volume and market sentiment indicators including bid and ask volumes; recent growth or decline trends in markets, market sectors and individual securities; market averages for per share financial data based on earnings, revenues, net income and dividends and the comparison to individual securities within the indices.
The Indexperts All Cap Quality Growth 150 Index determines its constituent securities by starting with a universe of 3000 large-, mid-, and small-cap stocks that meet are in the 25th percentile or greater in trading volume and average daily float of shares trading. Next, a growth factor score is calculated for each security using variables including future short and long-term earnings growth estimates, historical short and long-term earnings growth, historical sales growth, return on assets, price-to-earnings, price-to-book, as well as other factors based on information provided in filed financial reports and financial analyst reports.  Those stocks in the bottom 25th percentile for large-, mid-, and small-cap stocks are excluded from consideration. Next a solvency criterion (which include factors such as debt to equity ratio, debt-to-assets ratio, the ratio of a company's earnings before interest and taxes by its interest expense during a given period, and debt obligation to cash flow ratio) is applied to the remaining securities and sort ranked. The highest-ranking large cap stocks, mid-cap stocks, and small-cap stocks are then selected for inclusion in roughly equal proportion. These securities are weighted by market capitalization. The Indexperts All Cap Quality Growth 150 Index is rebalanced annually and reconstituted annually.
The Indexperts Large Cap Quality Growth Index determines its constituent securities by starting with a universe of 500 large cap stocks that meet are in the 25th percentile or greater in trading volume and average daily float of shares trading. Next, a growth factor score is calculated for each security using variables including future short and long-term earnings growth estimates, historical short and long-term earnings growth, historical sales growth, return on assets, price-to-earnings, price-to-book, as well as other factors based on information provided in filed financial reports and financial analyst reports. Those stocks in the bottom 25th percentile are excluded from consideration. Next a solvency criterion (which include factors such as debt to equity ratio, debt-to-assets ratio, the ratio of a company's earnings before interest and taxes by its interest expense during a given period, and debt obligation to cash flow ratio) is applied to the remaining securities and sort ranked. The highest-ranking large cap stocks are then selected for inclusion. These securities are equally weighted. The Indexperts Large Cap Quality Growth Index is rebalanced annually and reconstituted annually.

The Advisor will review the portfolio and prevailing market conditions at least monthly, or more frequently based market events.  The Advisor may buy or sell a portfolio security as part of the review, or as reconstitution and rebalancing of the underlying indices, used to inform security selection, occurs.
Principal Risks of Investing in the Fund
Risk is inherent in all investing.  The loss of your money is a principal risk of investing in the Fund.  The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and ability to meet its investment objective.
Common Stock/Equity Security Risk.  Common stock holds the lowest priority in a company's capital structure, and, therefore, takes the largest share of the company’s risk and its accompanying volatility.  Investments in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended markets downturns, the value of common stocks will decline, which could also result in losses for the Fund.  The NAV of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political, or market conditions.
Large Capitalization Risk.  Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions.  Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.  During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
Small and Mid-Cap Securities Risk.  The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
Growth Stock Risk.  Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.  The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.
Financial Institution Failure Risk.  The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management, and/or custodial financial institutions.  The failure of a bank (or banks) with which the Fund and/or its portfolio companies have a commercial relationship could adversely affect, among other things, the Fund and its portfolio companies’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.  In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

New Fund Risk.  The Fund is  newly formed and has no history of operations as of the date of this Prospectus Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
New Advisor Risk.  The Advisor has only recently begun serving as an investment advisor to ETFs.  As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.
Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s NAV will also change daily in response to such factors.
Authorized Participant Risk.  Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the Fund.  The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).  Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes, such as the Fund.
ETF Structure Risks.  The Fund is structured as an ETF and as a result is subject to the special risks, including:
o
Not Individually Redeemable.  Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.”  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

o
Trading Issues.  An active trading market for the Fund’s shares may not be developed or maintained.  Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.  There can be no assurance that Shares will continue to meet the listing requirements of the Exchange.  If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.  Any absence of an active trading market, in turn, leads to a heightened risk of a difference between the market price of the Fund’s shares and the value of the shares, which would be reflected in a wider bid-ask spread.

o
 Cash Transactions.  At any time, the Fund may have investments in cash or cash equivalents.  When a portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

o
Market Price Variance Risk.  The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers, or other participants that trade the particular security.  A bid-ask spread is the difference between the price quoted in the market for an immediate sale (bid) and an immediate purchase (ask) of the ETF’s shares.  There may be times when the market price and the NAV vary significantly.  This means that Shares may trade at a discount to NAV and the bid-ask spread could widen.

●
In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the NAV, and the bid-ask spread could widen.

●
To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

●
The market price for Shares may deviate from the NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the NAV, which is reflected in the bid and ask price for Shares or in the closing price.

●
When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

●
In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio.  This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

Investment Risk. An investment inshares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment.
All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.
Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets.
Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, and portfolio liquidity, among other factors.
Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets.
Cybersecurity Risk.  As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund.  The Advisor and the Fund are therefore susceptible to cybersecurity risk.  Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines and penalties, and/or reputational damage.  The Fund and its shareholders could be negatively impacted as a result.
Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments.  In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Performance
Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863.  Interim information on the Fund’s results can be obtained by visiting https://etfpages.com/RILA.

Management
Investment Advisor.  Indexperts, LLC, is the investment advisor to the Fund (the “Advisor”).
Portfolio Managers. Stephen Thomas, Brandon McPherson and Alex Hill serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Thomas, McPherson and Hill have served as the Fund’s portfolio managers since its inception in November, 2024.
For important information about the Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 24 of the Prospectus.
Purchase and Sale of Fund Shares
The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 shares (each block of shares called a “Creation Unit”).  Creation Units are issued and redeemed for cash and/or in-kind for securities.  Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.
Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price.  Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).  An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).  You may access recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads on the Fund’s website at https://eftpages.com/RILA.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.
The Fund typically earns interest from debt securities.  These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.”  The Fund realizes capital gains or losses whenever it sells securities.  Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund, and their related companies, may pay the intermediary for the sale of Shares or related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.